Janus Detroit Street Trust

Janus Henderson Short Duration Income ETF

Supplement dated December 6, 2023

to Currently Effective Prospectuses

Effective March 1, 2024, Addison Maier will join Daniel Siluk as a Co-Portfolio Manager of Janus Henderson Short Duration Income ETF (the “Fund”).

Accordingly, effective March 1, 2024, the prospectuses for the Fund are amended as follows:

1.	Under “Management” in the Fund Summary section of the Fund’s prospectuses, the following paragraph replaces the corresponding paragraph in its entirety:

Portfolio Managers: Addison Maier is Co-Portfolio Manager of the Fund, which he has co-managed since March 2024. Daniel Siluk is Co-Portfolio Manager of the Fund, which he has co-managed since inception.

2.	Under “Investment Personnel” in the Management of the Fund section of the Fund’s prospectuses, the following paragraph replaces the first paragraph in its entirety:

Co-Portfolio Managers Addison Maier and Daniel Siluk jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the others.

3.	Under “Investment Personnel” in the Management of the Fund section of the Fund’s prospectuses, the following paragraph is added after the first paragraph:

Addison Maier is Co-Portfolio Manager of Janus Henderson Short Duration Income ETF, which he has co-managed since March 2024. Mr. Maier is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser as a credit analyst in 2011, and has served as an associate portfolio manager since 2021. He holds a Bachelor of Science degree in Business Administration, with an emphasis in Finance, from the University of Colorado, and a Master of Business Administration degree with honors from the University of Pennsylvania, Wharton School of Business.

Effective March 1, 2024, all references to Jason England serving in the role of Co-Portfolio Manager of the Fund are deleted from the Fund’s prospectuses.

Please retain this Supplement with your records.

Janus Detroit Street Trust

Janus Henderson Short Duration Income ETF

Supplement dated December 6, 2023

to Currently Effective Statement of Additional Information

Effective March 1, 2024, Addison Maier will join Daniel Siluk as a Co-Portfolio Manager of Janus Henderson Short Duration Income ETF (the “Fund”).

Accordingly, effective March 1, 2024, the statement of additional information (the “SAI”) for the Fund is amended as follows:

1.

Under “Janus Henderson Investment Personnel” in the Trustees and Officers section of the Fund’s SAI, the following information is added to the table under the heading “Other Accounts Managed” in alphabetical order:

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Addison Maier(1)**	Number of Other Accounts Managed Assets in Other Accounts Managed	None None	None None	None None
(1)

Effective March 1, 2024, Addison Maier was appointed Co-Portfolio Manager of Janus Henderson Short Duration Income ETF. This information does not reflect other accounts that Mr. Maier was appointed to manage concurrent with his appointment as Co-Portfolio Manager of the Fund.

**	As of October 31, 2023.

2.	Under “Ownership of Securities” in the Trustees and Officers section of the Fund’s SAI, the following information is added in alphabetical order:

Investment Personnel	Dollar Range of Equity Securities in the Fund Managed

Addison Maier(1)**	$100,001-$500,000
(1)	Effective March 1, 2024, Addison Maier was appointed Co-Portfolio Manager of Janus Henderson Short Duration Income ETF.
**	As of October 31, 2023.

Effective March 1, 2024, all references to Jason England serving in the role of Co-Portfolio Manager of the Fund are deleted from the Fund’s SAI.

Please retain this Supplement with your records.